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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 28, 2003

                           CENTRAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                       0-25045              34-1877137
(State or other jurisdiction of        (Commission           (IRS employer
incorporation or organization)         file number)       identification number)

601 Main Street, Wellsville, Ohio              43968            (330) 531-1517
(Address of Principal Executive Offices)     (Zip Code)       (Telephone Number)























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Item 7 Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

         99 Press Release dated October 27, 2003 announcing the financial results of Central Federal Corporation for the fiscal quarter ended September 30, 2003

Item 12 Results of Operations and Financial Condition

On October 27, 2003, Central Federal Corporation announced financial results for the fiscal quarter ended September 30, 2003. A copy of the press release announcing the company's financial results for the third quarter is included as
Exhibit 99 to this Current Report on Form 8-K.





















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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL FEDERAL CORPORATION

Dated: October 29, 2003


By: /s/ David C. Vernon
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David C. Vernon
Chairman, President & CEO